UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2006

CLEAN HARBORS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-16379	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Washington Street Braintree, Massachusetts		02184-7535
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 849-1800 ext. 4454

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Principal Officers

On January 6, 2006, Carl d. Paschetag, Jr., the Company’s Controller and Chief Accounting Officer, advised the Company that he will resign, effective January 31, 2006, in order to accept another opportunity. Mr. Paschetag’s resignation was not related to any disagreement or dispute with the Company’s management. The Company is in the process of initiating a search for Mr. Paschetag’s successor.

Item 5.02(c) Appointment of Principal Officers

On January 6, 2006, James M. Rutledge, the Company’s Executive Vice President and Chief Financial Officer was designated to serve as the Company’s Chief Accounting Officer effective February 1, 2006, until the Company appoints a new Chief Accounting Officer to succeed Mr. Paschetag.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN HARBORS, INC.
(Registrant)

January 11, 2006	/s/ JAMES M. RUTLEDGE
Executive Vice President and
Chief Financial Officer